Exhibit 10.118

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of this      day of August, 2006 by and among 80 SOUTH EIGHTH L.L.C., a Delaware limited liability company (“Assignor”); MB MINNEAPOLIS 8TH STREET, L.L.C., a Delaware limited liability company (“Assignee”); MINTO BUILDERS (FLORIDA), INC., a Florida corporation (“New Guarantor”); JBC OPPORTUNITY FUND II, L.P., a Delaware limited partnership (“Old Guarantor”) and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (“Lender”), with reference to the following facts.

RECITALS:

A.            On or about December 15, 2004, Lender made a loan to Assignor in the original principal amount of $161,000,000.00 (the “Loan”), evidenced by that certain Promissory Note dated December 15, 2004, made by Assignor in favor of Lender, in the amount of the Loan (the “Note”).

B.            The Note is secured by the following:  (i) Mortgage, Assignment of Leases and Rents, and Security Agreement and Fixture Filing Statement dated December 15, 2004, from Assignor to Lender, recorded on December 23, 2004 in the Office of the Register of Titles, Hennepin County, Minnesota under Document No. 4057371 (the “Mortgage”); (ii) Assignment of Leases and Rents dated December 15, 2004, from Assignor to Lender, recorded on December 23, 2004 in the Office of the Register of Titles, Hennepin County, Minnesota under Document No. 4057372 (the “Assignment”); (iii) UCC-1 Financing Statement filed on December 16, 2004 with the Delaware Department of State under File No. 4355663 (the “Financing Statement”); and (iv) Real Estate and Insurance Premium Tax Pledge and Security Agreement dated December 15, 2004 (the “Pledge Agreement”) among Assignor, Lender and Heitman Financial Services LLC (the “Pledge Agent”). The foregoing documents, including the Note and the documents described in (i)-(iv) are collectively called the “Loan Documents.”  In addition, the Old Guarantor executed a Guaranty of Borrower’s Recourse Liabilities dated December 15, 2004, in favor of Lender (the “Guaranty”) and Old Guarantor and Assignor executed an Environmental Indemnity dated December 15, 2004 in favor of Lender (the “Environmental Indemnity”).

C.            Assignor and Assignee have entered into an agreement whereby Assignor has agreed to transfer to Assignee all of Assignor’s right, title and interest in and to certain real and personal property encumbered by the Mortgage, including the improvements and fixtures located thereon, the leases relating thereto and all personal property encumbered by the Financing Statement (collectively, the “Property”). The Property is located on the real property described on Exhibit A hereto.

D.            Assignor and Assignee have requested Lender’s consent to the sale and transfer of the Property and to assumption by Assignee of Assignor’s obligations under the Loan Documents. Lender is willing to consent to such transfer of title and assumption of said indebtedness in accordance with the terms and conditions of this Agreement.

E.             Assignor and Assignee acknowledge that the execution of this Agreement shall confer a real and substantial benefit upon each of them. Unless otherwise defined herein, capitalized terms shall have the meaning and definition set forth in the Loan Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing facts and the covenants contained herein and other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Assumption of the Loan. Subject to the terms and conditions thereof, including but not limited to Section 15.1 of the Mortgage, Assignee unconditionally assumes all of the duties, obligations and liabilities of Assignor under the Loan Documents. In connection therewith, without limiting the generality of the foregoing, Assignee agrees to pay the Note at the time, in the manner and in all other respects as therein provided, to perform all of the duties, covenants and obligations provided in the Loan Documents to be performed by Assignor thereunder at the time, in the manner, and in all other respects as therein provided, and to be bound by all the terms of the Loan Documents as fully and to the same extent as if the Loan Documents were originally made, executed and delivered to Lender by Assignee. Accordingly, the Loan Documents shall include Assignee as an obligee thereunder, including without limitation, the inclusion of Assignee as “Borrower” under the Note, the Mortgage, the Assignment, and the Pledge Agreement and “Debtor” under the Financing Statement. Provided that all of the terms and conditions of this Agreement are satisfied, and the Property is in fact transferred to Assignee, Lender consents to the transfer of the Property by Assignor and the assumption of the Loan by Assignee.

2.             Release of Assignor and Old Guarantor. Provided that the Property is in fact transferred to Assignee, Lender hereby releases Assignor from liability under the Loan Documents and the Environmental Indemnity and Old Guarantor under the Guaranty and the Environmental Indemnity, in all cases, for matters occurring after the effective date of this Agreement. Notwithstanding the foregoing, (a) neither Assignor nor Old Guarantor shall be released of their liabilities under the Environmental Indemnity by this Agreement except as hereinafter provided, and (b) Assignor and Old Guarantor agree that their liability to Lender for acts or omissions arising out of their duties and obligations under the Loan Documents and the Old Guaranty, respectively, shall not be impaired, prejudiced or affected in any way whatsoever for matters arising or occurring before the date of this Agreement, whether known or unknown at this time. Further, notwithstanding the foregoing, provided that the Property is in fact transferred to Assignee, Lender hereby releases Assignor and Old Guarantor from any liabilities arising under the Environmental Indemnity to the extent that an Environmental Problem (as defined in the Environmental Indemnity) first arose after the date of the transfer of the Property and did not result from Assignor’s or Old Guarantor’s acts or omissions. Assignor and Old Guarantor shall have the burden of proof on these issues.

3.                                       Pledge Agreement.

(a)           The identity of “Borrower” under the Pledge Agreement will hereinafter be the Assignee hereunder.

(b)           The amounts on deposit in the pledge account under the Pledge Agreement are hereby transferred to a new account with an appropriate credit taken by Assignor on the closing statement for the purchase and sale of the Property. From and after the date hereof the “Pledge Account” pledged to Lender under the Pledge Agreement shall be named “MB Minneapolis 8th Street, L.L.C. (IDS Tower Pledge Account) held by Heitman Financial Services LLC, as Pledge Agent for “Teachers Insurance and Annuity Association of America A/C # 8604380959, maintained by LaSalle Bank, NA.”

(c)           From and after the date hereof, Borrower’s Tax ID Number is 20-5336487.

4.             Title Endorsement. As a condition of Lender’s consent provided in this Agreement, Assignee shall provide Lender with one or more endorsement(s) to Lender’s title insurance policy insuring the Mortgage, in form and content satisfactory to Lender. The endorsement(s) shall be provided at no cost to Lender.

5.             Further Documentation. As a condition of Lender’s consent herein, Assignee agrees to execute, contemporaneously herewith, an Assumption of Note, an Assumption of Mortgage, an Assumption of Assignment of Leases and a new Financing Statement as well as all other documents required by Lender in connection with the transfer and assumption. New Guarantor also agrees to execute a new Guaranty of Borrower’s Recourse Liabilities (“New Guaranty”) and a new Environmental Indemnity (“New Environmental Indemnity”). Assignee hereby agrees that it will at any time, upon written request therefor, execute and deliver to Lender any new or confirmatory documents that Lender reasonably may request to evidence Assignee’s assumption of the Loan, as contemplated hereunder.

6.             Acknowledgment of Debt. Assignor and Assignee each acknowledges for itself by its execution hereof that the indebtedness evidenced by the Note is unconditionally due and owing to Lender as provided in the Note and that as of the date hereof Assignor, Assignee and Old Guarantor have no actions, defenses, demands or claims of set-off or deduction whatsoever in respect of the Loan, and the Loan Documents, the Guaranty and the Environmental Indemnity against:  (i) Lender, its affiliates, agents, attorneys, officers, employees or servicers in respect of the Loan, and the Loan Documents, the Guaranty and the Environmental Indemnity; (ii) the indebtedness evidenced by the Note or any of the other Loan Documents; or (iii) the Loan Documents, the Environmental Indemnity or the Guaranty. Furthermore, Assignor, Assignee, and Guarantor each acknowledges (to the best of its knowledge) that as of the date hereof,

Lender has in no way defaulted or performed or not performed any act or omission under Loan Documents, the Environmental Indemnity or the Guaranty that would or could give rise to any action, suit, debt, liability, damages, claims, costs, expenses or demands whatsoever, in law or in equity or otherwise, by Assignor, Assignee or Guarantor against Lender.

7.             Ratification of Documents. Except as herein specifically modified, the terms, covenants and conditions of the Loan Documents, the Environmental Indemnity and the Guaranty shall remain in full force and effect without any further modification (except for the limitation stated in paragraph 2 of this Agreement) and the parties hereby ratify the same.

8.             No Waiver of Future Consent. Lender’s consent provided herein shall not be a waiver of the right of Lender to require such consent to future or successive transfers of the Property, Lender reserving all such rights in the Note and the other Loan Documents. Assignee acknowledges and agrees that management of the Property will initially be provided by Inland American Office Management, L.L.C., a Delaware limited liability company and that there shall be no change in management without Lender’s prior written consent in accordance with Section 5.2 of the Mortgage. In addition, Assignor and Assignee acknowledge and agree that the transfer of the Property to Assignee has exhausted the Permitted Transfer provisions of Section 12.2(b)(v) of the Mortgage, which shall hereafter be of no force or effect.

9.             Asbestos Abatement and Sprinkler Installation. Assignee hereby confirms and acknowledges that it has assumed all obligations set forth in the Mortgage relating to asbestos and sprinkler installation, including without limitation, the performance and observance of the terms of Letter Agreement re IDS Center/Alternate Method Proposal Regarding Sprinkler System when undertaking Remodeling dated April 20, 2004 executed by the Minneapolis Director of Inspections (the “Inspection Director”) and each of the letters to the Inspections Director that are referenced therein (collectively, the “Sprinkler Agreement”)  and with the requirements of the State of Minneapolis Building Code (as referenced in the Sprinkler Agreement) and any other Laws governing asbestos abatement and/or installation of sprinklers on the Property.

10.           Costs. As a condition of Lender’s consent herein, Assignor and Assignee shall pay all costs of the assignment and assumption made pursuant hereto, including, without limitation, attorneys’ fees and costs, escrow and recording fees, transfer taxes and title endorsements. Furthermore, in the event that Lender resorts to litigation to enforce this paragraph 9 of this Agreement against Assignor and/or Assignee, and is the prevailing party therein, all costs of such trials, appeals and proceedings, including, without limitation, any bankruptcy proceedings, shall be paid by Assignor or Assignee. The liability of Assignor and Assignee shall be joint and several with respect to this provision.

11.           Fees. As a condition of its consent and other agreements hereunder, Lender shall be paid a fee of one percent (1%) of the outstanding principal balance under the Note as of the date of the transfer, together with an administrative fee of $10,000, payable through the escrow closing.

12.           Notices. The address of Assignee for purposes of notices, demands and other communication under the Loan Documents shall be:

MB Minneapolis 8th Street, L.L.C.

c/o The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attn:  Lori Foust

with a copy to:

The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attn:  Dennis Holland, Esq.

Law Department

The Loan Documents are hereby modified such that the foregoing addresses shall be deemed to be the addresses for all notices, demands and other communications required to be given to Assignee pursuant to the Loan Documents.

13.           Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

14.           Captions. The captions and headings in this Agreement are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

15.           Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one instrument.

16.           Status of the Loan. Lender and Assignor hereby represent to each other and to Assignee that as of this date:

(a)           Interest is paid to August 1, 2006;

(b)           the outstanding principal balance is $161,000,000.00;

(c)           the coupon interest rate is 5.0%;

(d)           the maturity date is January 1, 2010;

(e)           the monthly interest payment is $670,833.33; and

(f)            to the best of Lender’s and Assignor’s knowledge, as the case may be, there are no defaults beyond any applicable grace and cure periods under the terms of the Loan Documents.

The above disclosures are subject to collection and final settlement by Lender of all remittances received to date.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date hereinabove set forth.

ASSIGNOR:

80 SOUTH EIGHTH L.L.C.,
a Delaware limited liability company

By:	JBC Opportunity Fund II, L.P.,
a Delaware limited partnership,
its Managing Member

	By:	Buck Investors II, L.L.C., a
Delaware limited liability
company, its General Partner

By:
Name:
		Its:	A Member

ASSIGNEE:

MB MINNEAPOLIS 8TH STREET, L.L.C., a
Delaware limited liability company

By:	Minto Builders (Florida), Inc.,
a Florida corporation, its sole member

By:
Name:
Its:

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OLD GUARANTOR:

80 SOUTH EIGHTH L.L.C.,
a Delaware limited liability company

By:	JBC Opportunity Fund II, L.P.,
a Delaware limited partnership,
its Managing Member

	By:	Buck Investors II, L.L.C., a
Delaware limited liability
company, its General Partner

By:
Name:
		Its:	A Member

JBC OPPORTUNITY FUND II, L.P., a
Delaware limited partnership

By:	Buck Investors II, L.L.C., a
Delaware limited liability company
its General Partner

By:
Name:
	Its:	A Member

NEW GUARANTOR:

MINTO BUILDERS (FLORIDA)
INC., a Florida corporation

By:
Name:
Its:

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LENDER:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA, a New York
corporation

By:
Name:
Its:

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The Pledge Agent under the Pledge Agreement is executing this Agreement for the sole purpose of agreeing to and acknowledging the changes to the Pledge Agreement set forth in Section 3 of this instrument.

PLEDGE AGENT:

HEITMAN FINANCIAL SERVICES LLC, a
Delaware limited liability company

By:
Name:
Its:

EXHIBIT “A”

LEGAL DESCRIPTION

PARCEL 1: TRACT A, REGISTERED LAND SURVEY NO. 1592, HENNEPIN COUNTY, MINNESOTA

PARCEL 2: TRACTS B, E, F, AND J, REGISTERED LAND SURVEY NO. 1593, HENNEPIN COUNTY, MINNESOTA

PARCEL 3: NON-EXCLUSIVE EASEMENTS FOR THE BENEFIT OF PARCELS 1 AND 2, CONTAINED IN THE FOLLOWING DOCUMENTS:

(a)           SKYWAY AGREEMENT (NICOLLET MALL SKYWAY) BETWEEN IDS PROPERTIES, INC. AND DAYTON HUDSON CORPORATION DATED FEBRUARY 1, 1971 RECORDED AUGUST 2, 1973 AS DOCUMENT NO. 1079935.

(b)           SKYWAY AGREEMENT (7TH STREET SKYWAY) AMONG SFA-ATLANTA, INC., 80 SOUTH EIGHTH STREET LIMITED PARTNERSHIP, AND 65 1 NICOLLET PARTNERSHIP DATED SEPTEMBER 12, 1989, RECORDED DECEMBER 12, 1990 AS DOCUMENT NO. 2142430.

(c)           DECLARATION (8TH STREET SKYWAY) DATED FEBRUARY 10, 1982 RECORDED FEBRUARY 22, 1982 AS DOCUMENT NO. 1458821.

(d)           DECLARATION (MARQUETTE AVENUE SKYWAY) DATED JANUARY 22, 1970 RECORDED AUGUST 2, 1973 AS DOCUMENT NO. 1079937, AS AMENDED BY SUPPLEMENT TO DECLARATION, DATED FEBRUARY 11, 1982, RECORDED FEBRUARY 22, 1982 AS DOCUMENT NO. 1458829.

(e)           DECLARATION (MARQUETTE AVENUE TUNNEL) DATED JUNE 30, 1970 RECORDED AUGUST 2, 1973 AS DOCUMENT NO. 1079938, AS AMENDED BY SUPPLEMENT TO DECLARATION DATED FEBRUARY 11, 1982, RECORDED FEBRUARY 22, 1982 AS DOCUMENT NO. 1458828.

(f)            EASEMENTS AND COVENANTS AGREEMENT DATED DECEMBER 4 1991, RECORDED DECEMBER 5, 1991 AS DOCUMENT NO. 2220574, AS AMENDED BY AMENDED AND RESTATED AGREEMENT OF EASEMENTS AND COVENANTS DATED DECEMBER 3 1, 2002, RECORDED JANUARY 23, 2003 AS DOCUMENT NO. 3670146.

(g)           DECLARATION REGARDING CERTAIN EASEMENTS (BAKER BLOCK AND IDS CENTER) DATED FEBRUARY 11, 1982, RECORDED FEBRUARY 22, 1982 AS DOUCMETN NO. 1458830.